EXHIBIT 10


                                  Law Offices
                        Freedman, Levy, Kroll & Simonds
                 Washington Square, 1050 Connecticut Ave., N.W.
                          Washington, D.C. 20036-5366
                                 (202) 457-5100

Gary O. Cohen                                                Cable "Attorneys"
(202) 457-5107                                        Telecopier: 202-457-5151


                               December 19, 1997


                        OPINION AND CONSENT OF COUNSEL


Monument Series Fund, Inc.
8377 Cherry Lane
Laurel, Maryland 20707


Executives:

      We are giving this opinion in connection with the filing with the Securities and Exchange Commission ("SEC') by Monument Series Fund, Inc., a Maryland corporation (the "Company"), of Pre-Effective Amendment No. 2 under the Securities Act of 1933 ("1933 Act") and Amendment No. 2 under the Investment Company Act of 1940 ("1940 Act") to the Company's Registration Statement on Form N-1A (File No. 333-26223 and No. 811-8199, the "Registration Statement"). The Registration Statement under the 1933 Act relates to an indefinite amount of the Company's two billion authorized shares of common stock, par value $.001 per share, which includes 250 million authorized shares of each of the Monument Washington Regional Growth Fund and the Monument Washington Regional Aggressive Growth Fund (collectively, the "Funds"), respectively, each Fund being a separate series of the Company's common stock. The Company's authorized shares of common stock relating to these Funds are hereinafter referred to as the "Shares."

      We have examined the following: the Company's Articles of Incorporation, dated April 3, 1997, as filed with the State of Maryland on April 7, 1997, Articles of Amendment, as filed with the State of Maryland October 10, 1997 and October 3, 1997; the Company's By-Laws; certain Board of Directors' resolutions; the Notification of Registration on Form N-8A filed with the SEC under the 1940 Act on April 30, 1997; the Registration Statement as originally filed with the SEC under the 1933 Act and the 1940 Act on the same date, and amendments thereto filed with the SEC, including Pre-Effective Amendment No. 2 to the Registration Statement under the 1933 Act and Amendment No. 2 to the Registration Statement under the 1940 Act, substantially in the form in which it is to be filed with the SEC; a Certificate of Good Standing as issued by the Maryland State Department of Assessments and Taxation on December 16, 1997; pertinent provisions of the laws of Maryland; and such corporate and other records, certificates, representations, documents, and statutes that we have deemed relevant in order to render the opinion expressed herein.


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Monument Series Fund, Inc.
December 19, 1997
Page 2



         Based on such examination, we are of the opinion that:

            1. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and

            2. The Shares to be offered for sale by the Company, when issued in the manner contemplated by the Registration Statement, as amended, will be legally issued, fully-paid, and non-assessable.

      This letter expresses our opinion as to the Maryland General Corporation Law, addressing matters such as due formation, and, in effect, and the authorization and issuance of shares of common stock, but does not extend to the securities or "Blue Sky" laws of Maryland or to federal securities or other laws.

      We consent to the use of this opinion as an Exhibit to the Registration Statement, as amended.

                                            Very truly yours,

                                            /s/FREEDMAN, LEVY, KROLL & SIMONDS
                                            ----------------------------------
                                            FREEDMAN, LEVY, KROLL & SIMONDS